CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

         In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                  By:      /s/ Michael Rome
                                           -------------------------------------
                                           Michael Rome
                                           Chief Executive Officer

                                  Date:    November 29, 2004


                                  By:      /s/ Jagatnarine Churaman
                                           -------------------------------------
                                           Jagatnarine Churaman
                                           Chief Financial Officer

                                  Date:    November 29, 2004